RULE 497(E)
                                                             FILE NOS. 33-11716
                                                                  AND 811-05018


                                  SUPPLEMENT
         Dated December 23, 2002 to Prospectus dated February 28, 2002
               SMITH BARNEY INTERNATIONAL AGGRESSIVE GROWTH FUND


PORTFOLIO MANAGER. Effective December 23, 2002, a team of individuals employed by the manager will manage the day-to-day operations of the fund.


SALE TO PFS ACCOUNTS. Effective December 23, 2002 purchases of fund shares must be made through a PFS Investments Registered Representative, except that existing shareholders may purchase additional fund shares under existing arrangements. Also, if you are investing through certain qualified plans, you may still buy shares directly from the fund. Consult your Service Agent for more information.